UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 1, 2015

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32195 (Commission File Number)	80-0873306 (I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA (Address of principal executive offices)	23230 (Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 1, 2015, Genworth Financial, Inc. (the “Company”) closed the previously disclosed disposition of its lifestyle protection insurance business to AXA for an adjusted sale price of approximately €465 million in cash, or approximately $490 million based on a foreign exchange rate of 1.0589 as of December 1, 2015, subject to further post-closing adjustments. The Company received proceeds of approximately $415 million, net of pension settlement costs, transaction related expenses and gains related to foreign exchange hedging. The Company previously recorded an estimated after-tax loss of $306 million in the second quarter of 2015 and an additional $12 million in the third quarter of 2015 related to the sale of the lifestyle protection insurance business. The Company will reflect any revisions to the loss on sale in the fourth quarter of 2015, based on the finalization of its post-closing adjustments.

The lifestyle protection insurance business was presented as discontinued operations in the Company’s unaudited condensed consolidated financial statements and other disclosures in its Quarterly Reports on Form 10-Q for the periods ended June 30, 2015 and September 30, 2015. The Company is including in this report the unaudited pro forma condensed consolidated balance sheet as of September 30, 2015 giving effect to the net proceeds and sale of the assets and liabilities. In addition, as the Company has not yet filed its 2015 Form 10-K, the Company is including in this report the unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2014, 2013 and 2012 giving effect to the sale.

The unaudited pro forma condensed consolidated balance sheet of Genworth Financial, Inc. as of September 30, 2015 and notes thereto and the unaudited pro forma condensed consolidated statements of income of Genworth Financial, Inc. for the years ended December 31, 2014, 2013 and 2012 and notes thereto are filed as Exhibit 99.1 and incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward-looking statements. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the transaction described and the anticipated financial impact of the described transaction. We cannot predict with certainty the impact that foreign exchange fluctuations, interest rates or post-closing adjustments, among other things, will have on the final sale price and final loss on sale calculation. Actual results may vary materially from those contained in the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of Genworth Financial, Inc. as of September 30, 2015 and notes thereto and the unaudited pro forma condensed consolidated statements of income of Genworth Financial, Inc. for the years ended December 31, 2014, 2013 and 2012 and notes thereto are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(d) Exhibits.

The following is filed as an exhibit to this Report:

Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Genworth Financial, Inc. as of September 30, 2015 and notes thereto and Unaudited Pro Forma Condensed Consolidated Statements of Income of Genworth Financial, Inc. for the years ended December 31, 2014, 2013 and 2012 and notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2015

GENWORTH FINANCIAL, INC.

By:	/s/ Kelly L. Groh
Kelly L. Groh
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet of Genworth Financial, Inc. as of September 30, 2015 and notes thereto and Unaudited Pro Forma Condensed Consolidated Statements of Income of Genworth Financial, Inc. for the years ended December 31, 2014, 2013 and 2012 and notes thereto.

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